Exhibit 10(m)

PARKER-HANNIFIN CORPORATION 2003 STOCK INCENTIVE PLAN

1.	Purpose.

The 2003 Stock Incentive Plan is intended to help maintain and develop strong management through ownership of Shares of the Corporation by key employees of the Corporation and its Subsidiaries and for recognition of efforts and accomplishments which contribute materially to the success of the Corporation’s business interests.

2.	Definitions.

In this Plan, except where the context otherwise indicates, the following definitions apply:

(a) “Award” means a Stock Option, a Stock Appreciation Right, Restricted Stock, or a Dividend Equivalent Right.

(b) “Board” means the Board of Directors of the Corporation.

(c) “Change in Control” means the occurrence of one of the following events:

(i) any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of the Board (the “Corporation’s Voting Securities”); provided, however, that the event described in this paragraph shall not be deemed to be a Change in Control by virtue of any of the following situations: (A) an acquisition by the Corporation or any Subsidiary; (B) an acquisition by any employee benefit plan sponsored or maintained by the Corporation or any Subsidiary; (C) an acquisition by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) a Non-Control Transaction (as defined in paragraph (iii)); (E) as pertains to an individual Grantee, any acquisition by the Grantee or any group of persons (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) including the Grantee (or any entity in which the Grantee or a group of persons including the Grantee, directly or indirectly, holds a majority of the voting power of such entity’s outstanding voting interests); or (F) the acquisition of Corporation Voting Securities from the Corporation, if a majority of the Board approves a resolution providing expressly that the acquisition pursuant to this clause (F) does not constitute a Change in Control under this paragraph (i);

(ii) individuals who, at the beginning of any period of twenty-four (24) consecutive months, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof; provided, that (A) any person becoming a director subsequent to the beginning of such twenty-four (24) month period, whose election, or nomination for election, by the Corporation’s shareholders was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board who are then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this paragraph (ii), considered as though such person were a member of the Incumbent Board; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board;

(iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any Subsidiary that requires the approval of the Corporation’s stockholders, whether for such transaction or the issuance of securities in connection with the transaction or otherwise (a “Business Combination”), unless (A) immediately following such Business Combination: (1) more than 50% of the total voting power of the corporation resulting from such Business Combination (the “Surviving Corporation”) or, if applicable, the ultimate parent corporation which directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Corporation Voting Securities that were outstanding immediately prior to the Business Combination (or, if applicable, shares into which such Corporation Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Corporation Voting Securities among the holders thereof immediately prior to the Business Combination, (2) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (3) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), following the Business Combination, were members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (a “Non-Control Transaction”) or (B) the Business Combination is effected by means of the acquisition of Corporation Voting Securities from the Corporation, and a majority of the Board approves a resolution providing expressly that such Business Combination does not constitute a Change in Control under this paragraph (iii); or

(iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the sale or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which, by reducing the number of Corporation Voting Securities outstanding, increases the percentage of shares beneficially owned by such person; provided, that if a Change in Control would occur as a result of such an acquisition by the Corporation (if not for the operation of this sentence), and after the Corporation’s acquisition such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a Change in Control shall then occur.

Notwithstanding anything in this Plan to the contrary, if a Grantee’s employment is terminated prior to a Change in Control, and the Grantee reasonably demonstrates that such termination was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control (a “Third Party”), then for all purposes of this Plan, the date immediately prior to the date of such termination of employment shall be deemed to be the date of a Change in Control for such Grantee.

(d) “Code” means the Internal Revenue Code and the regulations promulgated thereunder, as in effect from time to time.

(e) “Compensation and Management Development Committee” or “Committee” means the committee of the Board so designated. The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying any independence standard contained in the listing requirements of the New York Stock Exchange.

(f) “Corporation” means Parker-Hannifin Corporation, an Ohio corporation, and its Subsidiaries.

(g) “Designated Beneficiary” means the person designated by the Grantee of an Award hereunder to be entitled, on the death of the Grantee, to any remaining rights arising out of such Award. Such designation must be made in writing and in accordance with such regulations as the Committee may establish.

(h) “Detrimental Activity” means activity that is determined in individual cases, by the Committee or its express delegate, to be detrimental to the interests of the Corporation or a Subsidiary, including without limitation (i) the rendering of services to an organization, or engaging in a business, that is, in the judgment of the Committee or its express delegate, in competition with the Corporation; (ii) the disclosure to any one outside of the Corporation, or the use for any purpose other than the Corporation’s business, of confidential information or material related to the Corporation, whether acquired by the Grantee during or after employment with the Corporation; (iii) fraud, embezzlement, theft-in-office or other illegal activity; or (iv) a violation of the Corporation’s Code of Ethics.

(i) “Dividend Equivalent Right,” herein sometimes called a “DER,” means the right of the Grantee thereof to receive, pursuant to the terms of the DER, credits based on the cash dividends that would be paid on the Shares specified in the DER if such shares were held by the grantee, as more particularly set forth in Section 10(a) below.

(j) “Eligible Employee” means an Employee who is an officer, or in a managerial, executive, technical, professional, or other key position as determined by the Committee.

(k) “Employee” means an employee of the Corporation or one of its Subsidiaries.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(m) “Fair Market Value” in relation to a Share as of any specific time shall mean the closing price as reported for the New York Stock Exchange—Composite Transactions on such date, or if no shares are traded on that date, the next preceding date on which trading occurred.

(n) “Grantee” means a recipient of an Award under this Plan.

(o) “Incentive Stock Option,” herein sometimes called an “ISO,” means a stock option meeting all of the requirements of Section 422 of the Code or any successor provision.

(p) “Insider” means a person subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Corporation.

(q) “Restricted Stock” means any Share issued with the restriction that the Grantee may not sell, transfer, pledge, or assign such Share and such other restrictions (which may include, but are not limited to, restrictions on the right to vote or receive dividends) which may expire separately or in combination, at one time or in installments, all as specified by the Award.

(r) “Rule 16b-3” means Rule 16b-3 (or any successor thereto) under the Exchange Act that exempts from Section 16(b) of the Exchange Act transactions under employee benefit plans, as in effect from time to time with respect to this Plan.

(s) “Share” means a common share, par value $.50, of the Corporation issued and reacquired by the Corporation or previously authorized but unissued.

(t) “Stock Appreciation Right,” herein sometimes called an “SAR,” means the right of the Grantee thereof to receive, pursuant to the terms of the SAR, a number of Shares or cash or a combination of Shares and cash, based on the increase in the value of the number of Shares specified in the SAR, as more particularly set forth in Section 8 below.

(u) “Stock Option” means the right of the Grantee thereof to acquire a number of Shares upon payment to the Corporation of the exercise price specified in the Award.

(v) “Subsidiary” means any corporation, partnership, or other entity in which the Corporation, directly or indirectly, owns a 50 percent or greater equity interest.

(w) “Terminate” or “Termination” means cease to be an Employee, except by death, but a change of employment from the Corporation or one Subsidiary to another Subsidiary or to the Corporation shall not be considered a termination.

(x) “Terminate Normally” for an Employee participating in this Plan means to Terminate:

(i) as a result of retirement under the applicable retirement plan or policy of the Corporation or a Subsidiary,

(ii) as a result of that Employee becoming eligible for disability income under the Corporation’s long-term disability Plan, or

(iii) with written approval of the Committee given in the context of recognition that all or a specified portion of the outstanding Awards to that Employee will not expire or be forfeited or annulled because of such Termination and, in each such case, without being Terminated for cause.

(y) “1993 Program” means the Corporation’s 1993 Stock Incentive Program.

3.	Eligibility.

The selection of eligible Employees to receive Awards will be within the discretion of the Committee. More than one Award may be granted to the same eligible Employee. Members of the Committee are not eligible for the grant of Awards.

4.	Administration.

(a) The Committee shall administer this Plan. The Committee will, subject to the terms of the Plan, have the authority to (i) select the eligible Employees who will receive Awards; (ii) grant Awards; (iii) determine the number and types of Awards to be granted to Employees; (iv) subject to the terms of the Plan, determine the terms, conditions, vesting periods and restrictions applicable to Awards; (v) adopt, alter and repeal administrative rules and practices governing this Plan; (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan; (vii) prescribe the forms of any notices of Awards or other instruments relating to Awards; and (viii) otherwise supervise the administration of this Plan. All decisions by the Committee will be made with the approval of not less than a majority of its members.

(b) All determinations and interpretations pursuant to the provisions of this Plan shall be binding and conclusive upon the individual Employees involved and all persons claiming under them.

(c) With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan or any action by the Committee under this Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the appropriate authority. Each Award to an Insider under this Plan shall be deemed issued subject to the foregoing qualification.

(d) Except as otherwise determined by the Committee, an Award under this Plan is not transferable other than by will or the laws of descent and distribution and is not subject, in whole or in part, to attachment, execution, or levy of any kind.

(e) Any rights with respect to an Award granted under this Plan existing after the Grantee dies are exercisable by the Grantee’s Designated Beneficiary or, if there is no such Designated Beneficiary who may, and does, lawfully do so, by the Grantee’s personal representative.

(f) Except as otherwise provided herein, a particular form of Award may be granted to an eligible Employee either alone or in addition to other Awards hereunder. The provisions of particular forms of Award need not be the same with respect to each recipient.

(g) The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not cause the Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3 or violate any independence standard contained in the New York Stock Exchange listing requirements.

(h) This Plan and all action taken under it shall be governed by the laws of the State of Ohio without giving effect to the principles of conflict of laws thereof.

(i) The Committee may permit or require any Grantee to exercise any Stock Options or SARs by means of electronic signature.

(j) Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

5.	Awards That May Be Granted.

(a) The aggregate number of Shares that may be delivered (i) upon the exercise of a Stock Option or SAR; (ii) as Restricted Stock and released from a substantial risk of forfeiture thereof; or (iii) in payment of DERs, subject to adjustment as provided in the Plan, is equal to the sum of (A) 9,000,000; plus (B) the amount of any Shares that are not delivered to an Employee by reason of (1) the expiration, termination, cancellation or forfeiture of an award under the 1993 Program; and (2) the tendering or withholding of Shares to satisfy all or a portion of the exercise price or tax withholding obligations relating to Shares issued or distributed under an award under the 1993 Program.

(b) The aggregate number of Shares that may be issued upon exercise of ISOs is 3,000,000.

(c) The aggregate number of Shares of Restricted Stock that may be issued hereunder is 5,000,000.

(d) To the extent that Shares subject to an outstanding Award are not delivered to a Grantee by reason of the expiration, termination, cancellation or forfeiture of such Award or by reason of the tendering or withholding of Shares to satisfy all or a portion the tax withholding obligations relating to an Award, then such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. If the exercise price of any Stock Option granted under the Plan is satisfied by tendering Shares (by actual delivery or attestation), only the number of shares issued to the participant net of the Shares tendered shall be deemed to be delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. When an unexercised Award lapses, expires, terminates or is forfeited, the related Shares may be available for distribution in connection with future Awards. If the benefit provided by any Award is paid in cash, any Shares covered by the Award will be available for distribution in connection with future Awards.

(e) The assumption of Awards granted by an organization acquired by the Corporation, or the grant of Awards under this Plan in substitution for any such Awards, will not reduce the number of Shares available for the grant of Awards under this Plan.

6.	Adjustments.

In the event that the Committee shall determine that any (a) stock dividend, stock split, combination of Shares, recapitalization or other change in the capital structure of the Corporation, or (b) merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) other corporate transaction or event having an effect similar to any of the foregoing affects the Shares of the Corporation such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (i) the number and kind of Shares which thereafter may be the subject of Awards under this Plan, (ii) the number and kind of Shares subject to outstanding Awards, and (iii) the exercise price with respect to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced.

7.	Stock Options.

(a) One or more Stock Options may be granted to any eligible Employee. No Employee may be granted Stock Options for more than 1,000,000 Shares in any three-year period. Each Stock Option so granted shall be subject to such terms and conditions as the Committee shall impose. The exercise price per Share shall be specified by the Award, but shall in no instance be less than 100 percent of Fair Market Value at the time of the Award. Payment of the exercise price shall be made in cash, Shares, or other consideration, or any combination thereof, in accordance with the terms of this Plan and any applicable regulations of the Committee in effect at the time and valued at Fair Market Value on the date prior to exercise of the Stock Option. All Stock Options granted hereunder shall have a maximum life of no more than ten (10) years from the date of issuance of the Award. In no event shall any Stock Option vest sooner than one (1) year from date of issuance of the Award except in the event of a Change in Control.

(b) Stock Options granted hereunder may be designated as ISOs (except to the extent otherwise specified in this Section7) or nonqualified Stock Options. ISOs may be granted only to Eligible Employees which meet the definition of “employees” under Section 3401(c) of the Code. To the extent that the aggregate Fair Market Value of Shares with respect to which Stock Options designated as ISOs are exercisable for the first time by any Grantee during any year (under all plans of the Corporation and any Subsidiary thereof) exceeds $100,000, such stock options shall be treated as not being ISOs. ISOs and Awards thereof must comply with all of the requirements of Section 422 of the Code.

(c) The Committee shall not adjust or amend the exercise price of Stock Options previously awarded to any Grantee, whether through amendment, cancellation and replacement grant, or any other means.

(d) The Committee may grant reload Stock Options, separately or together with another Stock Option, pursuant to which, subject to the terms and conditions established by the Committee, the Grantee would be granted a new Stock Option when the payment of the exercise price of a previously granted Stock Option is made by the delivery of Shares owned by the Grantee, which new Stock Option would be an option to purchase the number of Shares not exceeding the number of Shares so provided as consideration upon the exercise of the previously granted Stock Option to which such reload Stock Option relates. Reload Stock Options may be granted with respect to Stock Options previously granted under the Plan or any other Stock Option plan of the Corporation. Reload Stock Options shall have a per Share exercise price equal to the Fair Market Value as of the date of grant of the reload Stock Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

8.	Stock Appreciation Rights.

(a) An SAR may be granted to an eligible Employee as a separate Award hereunder. No Employee may be granted SARs for more than 1,000,000 Shares in any three-year period. Any SAR shall be subject to such terms and conditions as the Committee shall impose, which shall include provisions that (i) such SAR shall entitle the Grantee, upon exercise thereof in accordance with such SAR and the regulations of the Committee, to receive from the Corporation that number of Shares having an aggregate value equal to the excess of the Fair Market Value, at the time of exercise of such SAR, of one Share over the exercise price per Share specified by the Award of such SAR (which shall in no instance be less than 100 percent of Fair Market Value at the time of the Award) times the number of Shares specified in such SAR, or portion thereof, which is so exercised.

(b) Any Stock Option granted under this Plan may include an SAR, either at the time of the Award or by amendment. An SAR included in a Stock Option shall be subject to such terms and conditions as the Committee shall impose, which shall include provisions that

(i) such SAR shall be exercisable to the extent, and only to the extent, the Stock Option is exercisable; and

(ii) such SAR shall entitle the Grantee to surrender to the Corporation unexercised the Stock Option in which the SAR is included, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares having an aggregate value equal to the excess of the Fair Market Value, at the time of exercise of such SAR, of one Share over the exercise price specified in the Award of such Stock Option times the number of Shares specified in the Award of such Stock Option, or portion thereof, which is so surrendered.

(c) All SARs granted hereunder shall have a maximum life of ten (10) years from the date of issuance of the Award. In no event shall any SAR vest sooner than one (1) year from the date of issuance of the Award except in the event of a Change in Control.

(d) In lieu of the right to receive all or any specified portion of such Shares, an SAR may entitle the holder thereof to receive the cash equivalent thereof as specified by the Award.

(e) An SAR may provide that such SAR shall be deemed to have been exercised at the close of business on the business day preceding the expiration of such SAR or the related Stock Option, if any, if at such time such SAR has positive value and would have expired.

9.	Restricted Stock.

(a) An Award of Restricted Stock may be granted hereunder to an eligible Employee for such consideration, if any, as may be required by applicable law. The terms and conditions of Restricted Stock, including the vesting period, shall be specified by the Committee, at its sole discretion, in the Award. In no event shall any Restricted Stock vest sooner than three (3) years from the date of the issuance of the Restricted Stock except, to the extent specified in the Award, (i) in the event of a Change in Control; (ii) upon the death of the Grantee; or (iii) if the Grantee Terminates Normally.

(b) Any Shares of Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such award.

(c) The grant of any Award of Restricted Stock may be conditioned upon the achievement of performance-based criteria. Further, any Award of Restricted Stock may specify performance-based criteria which, if achieved by the Corporation, will result in termination or early termination of the restrictions applicable to such Shares.

10.	Dividend Equivalent Rights; Interest Equivalents.

(a) A DER may be granted hereunder to an eligible Employee, as a component of another Award or as a separate Award. The terms and conditions of DERs shall be specified by the Award. Dividend Equivalents Rights credited to the Grantee of a DER may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional Dividend Equivalents Rights). Any such reinvestment shall be at Fair Market Value at the time thereof. DERs may be settled in cash or Shares or a combination thereof, in a single installment or installments. A DER granted as a component of another Award may provide that such DER shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such DER shall expire or be forfeited or annulled under the same conditions as such other Award. A DER granted as a component of another Award may also contain terms and conditions different from such other Award.

(b) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide by the Award for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the Award.

11.	Deferral of Payment.

With the approval of the Committee, the delivery of Shares, cash or any combination thereof subject to an award may be deferred, either in the form of installments or a single future delivery. The Committee may also permit or require selected Grantees to defer payment of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that recognition of taxable income is deferred under the Code.

12.	Termination of Employment.

If the employment of a Grantee terminates for any reason, all unexercised, deferred and unpaid Awards may be exercisable and paid only as specified in the Award and in accordance with rules established by the Committee. These rules may provide, as the Committee deems appropriate, subject to the terms of the Plan, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.

13.	Detrimental Activity.

The Committee may cancel any unexpired, unpaid or deferred Awards at any time if the Grantee is not in compliance with all applicable provisions of this Plan or with the terms of any notice of Award or if the Grantee engages in Detrimental Activity. The Committee may, in its discretion and as a condition to the exercise of an Award, require a Grantee to acknowledge that he or she is in compliance with all applicable provisions of the Plan and of any notice of Award and has not engaged in any Detrimental Activity. Any Award may provide that if a Grantee, either during employment by the Corporation or within a specified period after termination of such employment, shall engage in any Detrimental Activity, and the Committee shall so find, forthwith upon notice of such finding, the Grantee shall:

(a) return to the Corporation, in exchange for payment by the Corporation of any amount actually paid therefor by the Grantee, all Shares that the Grantee has not disposed of that were issued pursuant to this Plan within a specified period prior to the date of the commencement of such Detrimental Activity; and

(b) with respect to any Shares so acquired that the Grantee has disposed of, pay to the Corporation in cash the difference between:

(i) any amount actually paid therefore by the Grantee pursuant to this Plan; and

(ii) the Fair Market Value of such Share on the date of such acquisition.

To the extent that such amounts are not paid to the Corporation, the Corporation may set off the amounts so payable to it against any amounts that may be owing from time to time by the Corporation to the Grantee, whether as wages, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

14.	Change in Control.

The Committee may in its discretion and upon such terms as it deems appropriate, either in the Award or subsequent thereto, accelerate the date on which any outstanding Stock Option or SAR becomes exercisable or waive the restrictions or other terms and conditions on the vesting of any Restricted Stock in the event of a Change in Control or proposed Change in Control of the Corporation. In addition to the foregoing, the Corporation may, with the approval of the Committee, purchase Stock Options previously granted to any Grantee who is at the time of any such transaction an Employee of the Corporation for a price equal to the difference between the consideration per Share payable pursuant to the terms of the transaction resulting in the Change in Control and the exercise price specified in the Award.

15.	Substitute Awards.

The Committee may grant Awards in substitution for, or upon the assumption of, Awards granted by another corporation that is merged into, consolidated with, or all or a substantial part of the assets or stock of which is acquired by the Corporation or a Subsidiary. The terms and provisions of any Awards granted under this Section 15 may vary from the terms and provisions otherwise specified in this Plan and may, instead, correspond to the terms and provisions of the awards granted by the other corporation.

16.	Amendments to This Plan; Amendments of Outstanding Awards.

(a) The Board may from time to time amend or terminate this Plan, or any provision hereof, provided, however, approval of the shareholders of the Corporation will be required to the extent necessary to comply with Rule 16b-3 or any other applicable law, regulation, or stock exchange listing requirement, or to qualify for an exemption or characterization that is deemed desirable by the Board.

(b) The Committee may, in its discretion, subject to the terms of the Plan, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Grantee without his or her consent. The Committee may, in whole or in part, subject to the terms of the Plan, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

17.	Withholding Taxes.

The Corporation shall have the right to deduct from any cash payment made under this Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Corporation to deliver Shares upon exercise of a Stock Option or SAR, upon settlement of a DER, upon delivery of Restricted Stock, or upon exercise, settlement, or payment of any other Award under this Plan, that the Grantee of such Award pay to the Corporation such amount as may be requested by the Corporation for the purpose of satisfying any liability for such withholding taxes. Any Award under this Plan may provide by the Award that the Grantee of such Award may elect, in accordance with any applicable regulations of the Committee, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. The Grantee shall authorize the Corporation to withhold, or shall agree to surrender back to the Corporation, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such Award having a Fair Market Value on the day prior to the date such payment is made equal to the amount of such required or permitted withholding taxes to be paid in Shares.

18.	Grants of Awards to Employees Who are Foreign Nationals.

Without amending this Plan, but subject to the limitations specified in Section 16 above, the Committee may grant, amend, administer, annul, or terminate Awards to eligible Employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan.

19.	Rights of Employees.

Nothing in this Plan will confer upon any Grantee the right to continued employment by the Corporation or limit in any way the Corporation’s right to terminate any Grantee’s employment at will.

20.	Effective Date.

This Plan was approved by the Board on August 14, 2003 and will become effective when approved by the shareholders of the Corporation. Upon approval of the Plan by the Shareholders of the Corporation, no further Awards may be made by the Corporation under the 1993 Program.